FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                         January 13, 2000



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)















Item 5. Other Events

     On January 13, 2000, US Airways, Inc. (US Airways)(a wholly-owned subsidiary of US Airways Group, Inc.) provided certain forward-looking information to the investment community related to its aircraft fleet and selected operating and financial statistics (see Exhibit 99).

     Certain of the information contained in the letter to the investment community should be considered "forward-looking information" which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside of US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking information include: economic conditions, labor costs, aviation fuel costs, competitive pressures on pricing--particularly from lower-cost competitors, weather conditions, government legislation, consumer perceptions of US Airways' products, demand for air transportation in the markets in which US Airways operates, disruptions relating to labor negotiations and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.




Item 7.   Financial Statements and Exhibits

(c)  Exhibit

Designation              Description
-----------              -----------

    99               Letter to investment community
                     dated January 13, 2000








                (this space intentionally left blank)


















                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                US Airways Group, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: January 13, 2000      By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)


                                US Airways, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: January 13, 2000      By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)














               (this space intentionally left blank)























Exhibit 99

                         January 13, 2000


Dear Analysts and Investors:

     Attached please find the US Airways Investor Update and the Company's Fleet Plan Forecast for 2000 and 2001.

     In addition to the attached information, we want to update you on two unusual financial items which we will include in the Company's fourth quarter results:

     - In connection with an evaluation of its fleet, US Airways will recognize a pretax impairment charge of $64 million during the fourth quarter, relating to the planned retirement of the Company's remaining DC-9 and 17 mainline 737-200 aircraft.

     - During the fourth quarter, the Company will recognize a pretax gain of approximately $7.3 million from the sale of approximately 34% of its holdings in Equant.

     I hope that you find the forecast useful in your analysis of the Company. As always, if you have any questions or comments on the materials provided, please do not hesitate to call me at 703-872-5009.


                         Very truly yours,



                         Kimberly A. Holland
                         Director, Investor Relations

Enclosures



Certain of the information discussed above or enclosed herewith may be considered forward-looking information. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, was contained in a Form 8-K filed with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

                                               US AIRWAYS INVESTOR UPDATE

                         US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
                                                     December 1999
                                                                    Year-over-Year Percentage Change
                                                --------------------------------------------------------------------------
Selected Operating and Financial Statistics     December (Actual)    January     February      March        FY 2000
                                                -----------------    -------     --------      -----        -------
Available Seat Miles - Scheduled Service
  -Domestic                                           4.7 %            8.7 %        8.6 %        8.5 %        7.4 %
  -International                                      4.4              3.8          6.4          2.4         24.9
                                                      ---             ----         ----         ----         ----
Total                                                 4.7 %            8.1 %        8.4 %        7.8 %        9.4 %

Revenue Passenger Miles - Scheduled Service
  -Domestic                                           0.2 %            0.6 %        1.9 %        5.3 %        6.1 %
  -International                                     16.6              7.3          9.4          4.4         21.4
                                                     ----             ----         ----         ----         ----
Total                                                 2.0 %            1.4 %        2.7 %        5.2 %        8.1 %

Passenger Load Factor                                (1.7) points     (3.9) points (3.5) points (1.7) points (0.8) points

Aviation Fuel
  -Cost of Aviation Fuel Per Gallon
     - Excluding Taxes                               83.6 %           87.3 %       95.4 %       74.3 %        21.9 %

  -Gallons of Aviation Fuel Consumed                  2.1              1.7         (5.2)        (4.3)         (5.5)



Fleet Additions
  -A-320 Family                                         4                3            1            2            50
  -A-330                                                0                0            0            1             7
                                                       --               --           --           --            --
Total                                                   4                3            1            3            57



Fleet Retirements

  -B737-200                                             2                0            0            0            17
  -B727-200                                             5                0            0            0             4
  -DC9-30                                               7                1            0            0            15
                                                       --               --           --           --            --
Total                                                  14                1            0            0            36


Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist which could cause the actual results to differ materially from the results projected in such forward-looking information.
Additional information concerning the factors which could cause actual results to differ materially from the forward-looking information was contained in a Form 8-K filed with the Securities and Exchange Commission.  US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.


                                                    US AIRWAYS FLEET PLAN

                           US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)

                                                        December 1999


                                            Number of Aircraft: Year End 1999                     Estimated Fleet Count
                            ----------------------------------------------------------------      ---------------------
Fleet Type                  Average Seats  Average Age (yrs.)  Owned      Leased       Total      YE 2000       YE 2001

----------                  -------------  ------------------  -----      ------       -----      -------       -------

A-330                              0               0.0             0           0           0          7            12
B767-200                         203              10.5             8           4          12         12            12
B757-200                         182               9.2            23          11          34         34            34
B727-200                         163              26.8             4           0           4          0             0
B737-400                         144              10.0            19          35          54         54            54
MD-80                            141              17.8            15          16          31         31            19
B737-300                         126              12.7            11          74          85         85            85
B737-200                         114              17.7            56           3          59         42            42
DC9-30                           100              24.4            27           7          34         19             0
F-100                             97               9.0            36           4          40         40            40
A-320 Family                     128               0.6            11          29          40         90           139
                                 ---              ----           ---         ---         ---        ---           ---
Average Total Aircraft           130              12.7           210         183         393        414           437


Airbus Deliveries
-----------------
Minimum Contractual Ability
as of 12/31/99                  2000              2001          2002        2003        2004       2005          2006
                                ----              ----          ----        ----        ----       ----          ----
A320 Family                       50                49            52          62          42         42            13
A330                               7                 5             2


Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist which could cause the actual results to differ materially from the results projected in such forward-looking information.
Additional information concerning the factors which could cause actual results to differ materially from the forward-looking information was contained in a Form 8-K filed with the Securities and Exchange Commission.  US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.





